Exhibit 10.4.6

EXECUTION VERSION

FIFTH AMENDMENT TO CREDIT AGREEMENT

FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of February 25, 2009, among PARTNERRE LTD., a company organized under the laws of Bermuda (the “Company”), the Designated Subsidiary Borrowers party to the Credit Agreement referred to below, the lenders party to the Credit Agreement referred to below (each, a “Lender” and, collectively, the “Lenders”), Lehman Brothers Bank, FSB (“Lehman”) and JPMORGAN CHASE BANK, N.A. (“JPMorgan Chase”), as Administrative Agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Company, the Designated Subsidiary Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of June 17, 2004, as amended and restated as of September 30, 2005 and as further amended as of November 2, 2005, April 18, 2007, August 17, 2007 and December 19, 2007 (as in effect on the date hereof, the “Credit Agreement”); and

WHEREAS, the parties hereto desire to make certain modifications to the Credit Agreement as set forth herein;

NOW, THEREFORE, it is agreed:

I. Fifth Amendment to the Credit Agreement.

1. Section 2 of the Credit Agreement is hereby amended by inserting the following new Section 2.12 at the end thereof:

“2.12 Designated Several Letters of Credit. (a) All Several Letters of Credit which were issued prior to, and which remain outstanding on, the Fifth Amendment Effective Date (the “Designated Several Letters of Credit”) are listed on Annex VIII. All such Designated Several Letters of Credit shall remain Several Letters of Credit hereunder, provided that as soon as possible following the Fifth Amendment Effective Date, each Designated Several Letter of Credit shall be amended to (i) remove Lehman as an issuer thereunder and (ii) provide that each such Designated Several Letter of Credit shall be issued by, and be the obligation of, each Continuing Lender on a pro rata basis in accordance with each such Continuing Lender’s Percentage (as in effect after giving effect to the Fifth Amendment). Until a Designated Several Letter of Credit has been amended in accordance with this Section 2.12, Lehman shall be deemed to have sold and transferred to each Continuing Lender, and each such Continuing Lender shall be deemed irrevocably and unconditionally to have purchased and received from Lehman, without recourse or warranty, an undivided interest and participation, to the extent of such Continuing Lender’s Percentage, in all of Lehman’s rights and obligations under such

Designated Several Letter of Credit, each drawing made thereunder, the obligations of any Borrower under this Agreement with respect thereto and any security therefore or guaranty pertaining thereto. Upon any change in the Commitments of the Continuing Lenders pursuant to Section 1.14, 1.16 or 12.04(b), it is hereby agreed that, with respect to all outstanding Designated Several Letters of Credit and Unpaid Drawings with respect thereto, there shall be an automatic adjustment to the participations pursuant to this Section 2.12 to reflect the new Percentages of each Continuing Lender.

(b) In determining whether to pay under any Designated Several Letter of Credit, Lehman shall not have any obligation relative to the Continuing Lenders other than to determine that any documents required to be delivered under such Designated Several Letter of Credit have been delivered and that they appear to substantially comply on their face with the requirements of such Designated Several Letter of Credit, which obligation, it is understood, is being performed by the Issuing Agent, and upon whom Lehman shall be entitled to rely. Any action taken or omitted to be taken by Lehman under or in connection with any Designated Several Letter of Credit shall not create for Lehman any resulting liability to any Borrower, any Continuing Lender or any other Person unless such action is taken or omitted to be taken with gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

(c) In the event that Lehman makes any payment under any Designated Several Letter of Credit and the respective Borrower shall not have reimbursed such amount in full to Lehman pursuant to Section 2.05, Lehman shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Continuing Lender of such failure, and each such Continuing Lender shall promptly and unconditionally pay to the Administrative Agent for the account of Lehman, the amount of such Continuing Lender’s Percentage of such payment in Dollars and in same day funds. If the Administrative Agent so notifies any Continuing Lender required to fund a payment under a Designated Several Letter of Credit prior to 11:00 A.M. (New York time) on any Business Day, such Continuing Lender shall make available to the Administrative Agent at the Payment Office for the account of Lehman, such Continuing Lender’s Percentage of the amount of such payment on such Business Day in same day funds (and, to the extent such notice is given after 11:00 A.M. (New York time) on any Business Day, such Continuing Lender shall make such payment on the immediately following Business Day). If and to the extent such Continuing Lender shall not have so made its Percentage of the amount of such payment available to the Administrative Agent for the account of Lehman, such Continuing Lender agrees to pay to the Administrative Agent for the account of Lehman, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of Lehman at the overnight Federal Funds Rate for the first three days and at the interest rate applicable to Loans that are maintained as Base Rate Loans for each day thereafter. The failure of any Continuing Lender to make available to the Administrative Agent for the account of Lehman its Percentage of any payment made by Lehman under any Designated Several Letter of Credit shall not relieve any other Continuing Lender of its obligation hereunder to make available to the

Administrative Agent for the account of Lehman its Percentage of any payment under any such Designated Several Letter of Credit on the date required, as specified above, but no Continuing Lender shall be responsible for the failure of any other Continuing Lender to make available to the Administrative Agent for the account of Lehman such other Continuing Lender’s Percentage of any such payment.

(d) Whenever Lehman or the Administrative Agent receives a payment (from any Borrower or otherwise) of a reimbursement obligation as to which the Administrative Agent has received for the account of Lehman any payments from the Continuing Lenders pursuant to clause (c) above, Lehman shall pay to the Administrative Agent and the Administrative Agent shall promptly pay (in the case of amounts received by Lehman) or the Administrative Agent shall pay (in the case of amounts received by the Administrative Agent), to each Continuing Lender which has paid its Percentage thereof, an amount equal to such Continuing Lender’s Percentage of the amount so received. In the case of any payment of any reimbursement obligation referred to above in this clause (d), each Borrower agrees to make such payment directly to the Administrative Agent for the account of the respective Continuing Lender or Lenders as provided in the immediately preceding sentence (and not to Lehman), and Lehman shall have no right, title or interest in any such payment.

(e) The obligations of the Continuing Lenders to make payments to the Administrative Agent for the account of Lehman with respect to the Designated Several Letters of Credit shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

(i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

(ii) the existence of any claim, set-off, defense or other right which the Company or any of its Subsidiaries may have at any time against a beneficiary named in a Designated Several Letter of Credit, any transferee of any Designated Several Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, Lehman, or other Person, whether in connection with this Agreement, any Designated Several Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Company or any of its Subsidiaries and the beneficiary named in any such Designated Several Letter of Credit);

(iii) any draft, certificate or other document presented under the Designated Several Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

(v) the occurrence of any Default or Event of Default.”

2. Section 10 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

“Continuing Lender” shall mean each Lender from time to time party to the Credit Agreement, other than Lehman.

“Designated Several Letters of Credit” shall have the meaning provided in Section 2.12(a).

“Fifth Amendment” shall mean the Fifth Amendment to this Agreement, dated as of February 25, 2009.

“Fifth Amendment Effective Date” shall mean the Fifth Amendment Effective Date under and as defined in the Fifth Amendment.

“Lehman” shall mean Lehman Brothers Bank, FSB.

3. Annex I to the Credit Agreement is hereby amended by deleting said Annex I in its entirety and inserting the Annex I attached hereto in lieu thereof. As a result of the modifications to Annex I pursuant to the immediately preceding sentence, the parties hereto hereby acknowledge and agree that (a) the Commitment of Lehman shall be terminated as of the Fifth Amendment Effective Date, (b) Lehman shall not be required to issue or participate in any Letters of Credit issued after the Fifth Amendment Effective Date and (c) Lehman shall not have any obligations under the Credit Documents or any Letters of Credit issued thereunder other than (i) existing obligations in respect of Designated Several Letters of Credit until such Designated Several Letters of Credit have been amended to remove Lehman as an issuer thereunder as contemplated by Section 2.12(a) and (ii) obligations under Sections 2.12(c) and (d) of the Credit Agreement as amended hereby. For the avoidance of doubt, until such time as each Designated Several Letter of Credit has been amended to remove Lehman as an issuer thereunder, Lehman will retain its rights and obligations as a Lender with respect to such Designated Several Letter of Credit.

4. The Credit Agreement is hereby further amended by adding thereto, immediately following Annex VII thereto, a new Annex VIII thereto in the form attached hereto.

5. Each of the Borrowers and the Administrative Agent (on behalf of itself in such capacity and on behalf of the Lenders) hereby unconditionally and irrevocably waives all claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which any of them may have or claim to have against Lehman (whether in its capacity as a Lender or otherwise) or its agents, employees, officers, affiliates, directors, representatives, attorneys, successors and assigns (collectively, the “Released Parties”), in each case to the extent

(and only to the extent) arising out of or in connection with the Credit Documents or any prior or future Borrower request to fund under the Credit Agreement including, without limitation, any past or future failure by Lehman to fund any Loan required to be funded by it under the Credit Agreement (collectively, the “Claims”). Each of the Borrowers and the Administrative Agent (on behalf of itself in such capacity and on behalf of the Lenders) further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Released Parties with respect to any and all of the foregoing described waived, released, acquitted and discharged Claims or from exercising any right or recoupment of setoff that it may have under a master netting agreement or otherwise against any Released Party with respect to obligations under the Credit Documents. Notwithstanding anything to the contrary contained herein, this Section I(5) shall not apply to the obligations of Lehman referred to in Section (I)(3)(c) above, which shall remain in full force and effect. By executing this Fifth Amendment, each Lender party hereto hereby authorizes and directs the Administrative Agent to enter into this Fifth Amendment and agree to the terms hereof (on its own behalf in its capacity as Administrative Agent and on behalf of the Lenders). Each of the Released Parties shall be a third party beneficiary of this Section (I)(5).

II. Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Fifth Amendment, the Company hereby represents and warrants that:

(a) no Default or Event of Default exists on the Fifth Amendment Effective Date (as defined below), immediately after giving effect to this Fifth Amendment;

(b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the Fifth Amendment Effective Date immediately after giving effect to this Fifth Amendment, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date);

(c) there are no Loans outstanding on the Fifth Amendment Effective Date; and

(d) as of the Fifth Amendment Effective Date (and after giving effect to the Fifth Amendment), the Letter of Credit Outstandings do not exceed the Total Commitment (as reduced pursuant to the Fifth Amendment).

2. This Fifth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

        3. This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

4. THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Fifth Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) when the Company, each Designated Subsidiary Borrower, the Required Lenders and Lehman shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Attention: May Yip-Daniels (facsimile: 212-354-8113).

6. From and after the Fifth Amendment Effective Date all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified hereby on the Fifth Amendment Effective Date, pursuant to the terms of this Fifth Amendment.

*    *    *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fifth Amendment as of the date first above written.

PARTNERRE LTD.

By:	/s/ Patrick Thiele
Name: Patrick Thiele Title: Chief Executive Officer

PARTNER REINSURANCE COMPANY LTD.

By:	/s/ Amanda Sodergren
Name: Amanda Sodergren Title: Chief Legal Counsel

PARTNERRE S.A.

By:	/s/ Bruno Meyenhofer
Name: Bruno Meyenhofer Title: Chairman & CEO

PARTNER REINSURANCE COMPANY OF THE U.S.

By:	/s/ John N. Adimari
Name: John N. Adimari Title: EVP & Chief Operations Officer

By:	/s/ Thomas L. Forsyth
Name: Thomas L. Forsyth Title: EVP, General Counsel & Secretary

PARTNERRE INSURANCE COMPANY OF NEW YORK

By:	/s/ John N. Adimari
Name: John N. Adimari Title: EVP & Chief Operations Officer

By:	/s/ Thomas L. Forsyth
Name: Thomas L. Forsyth Title: EVP, General Counsel & Secretary

PARTNERRE IRELAND INSURANCE LIMITED

By:	/s/ Constantinos Miranthis
Name: Constantinos Miranthis Title: Director

By:	/s/ Stephan Winands
Name: Stephan Winands Title: Director

PARTNER REINSURANCE EUROPE LIMITED (formerly known as PARTNER REINSURANCE IRELAND LIMITED)

By:	/s/ Constantinos Miranthis
Name: Constantinos Miranthis Title: CEO

By:	/s/ Alex Tully
Name: Alex Tully Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:	/s/ Mark M. Cisz
Name: Mark M. Cisz Title: Executive Director

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Karen Hanke
Name: Karen Hanke Title: Director

BARCLAYS BANK PLC

By:
Name: Title:

CREDIT SUISSE

By:	/s/ Simon Keller
Name: Simon Keller Title: Assistant Vice President

By:	/s/ Christopher Streib
Name: Christopher Streib Title: Director

HSBC BANK USA, N.A.

By:	/s/ Lawrence Karp
Name: Lawrence Karp Title: Senior Vice President

BANK OF AMERICA, N.A.

By:	/s/ Kipling Davis
Name: Kipling Davis Title: Senior Vice President

CITIBANK, N.A.

By:	/s/ Peter C. Bickford
Name: Peter C. Bickford Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Richard Herder
Name: Richard Herder Title: Managing Director

By:	/s/ Michael Campites
Name: Michael Campites Title: Vice President

LEHMAN BROTHERS BANK, FSB

By:	/s/ Theodore Janulis
Name: Theodore Janulis Title: Chairman

LLOYDS TSB BANK PLC

By:
Name: Title:

By:
Name: Title:

THE ROYAL BANK OF SCOTLAND PLC

By:
Name: Title:

UBS AG, STAMFORD BRANCH

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa Title: Associate Director Banking Products Service US

By:	/s/ Mary E. Evans
Name: Mary E. Evans Title: Associate Director Banking Products Service US

BANK OF NEW YORK MELLON

By:	/s/ Michael Parson
Name: Michael Parson Title: Vice President

NATIONAL AUSTRALIA BANK LTD.

By:	/s/ Helen Hsu
Name: Helen Hsu Title: Director

STANDARD CHARTERED BANK

By:	/s/ James Conti
Name: James Conti Title: Director

By:	/s/ Robert K. Reddington
Name: Robert K. Reddington Title: Assistant Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ David L. Mahmood
Name: David L. Mahmood Title: Managing Director

ANNEX I

COMMITMENTS

Lenders	Commitment

JPMorgan Chase Bank, N.A.	$70,000,000

Wachovia Bank, N.A.	60,000,000

Barclays Bank Plc	60,000,000

Credit Suisse	60,000,000

HSBC Bank USA, National Association	60,000,000

Bank of America, N.A.	60,000,000

Citibank, N.A.	40,000,000

Deutsche Bank AG New York Branch	40,000,000

Lloyds TSB Bank Plc	40,000,000

The Royal Bank of Scotland Plc	40,000,000

UBS AG, Stamford Branch	40,000,000

Bank of New York Mellon	25,000,000

National Australia Bank Ltd.	25,000,000

Standard Chartered Bank	25,000,000

The Bank of Nova Scotia	15,000,000

Total	$660,000,000

ANNEX VIII

DESIGNATED SEVERAL LETTERS OF CREDIT

BERMUDA	PARTNER REINSURANCE COMPANY LTD.

LOC Number	LOC Amount	CURRENCY	Issue Date	Expiry Date
U-228084	$7,876.20	USD	8-Aug-02	31-Dec-09
U-229083	$432,383.92	USD	23-Aug-02	31-Dec-09
U-229088	$3,834.00	USD	23-Aug-02	31-Dec-09
U-229091	$10,816.31	USD	23-Aug-02	31-Dec-09
U-229092	$16,779.41	USD	23-Aug-02	31-Dec-09
U-229094	$4,222.30	USD	23-Aug-02	31-Dec-09
U-229095	$1,698,899.35	USD	23-Aug-02	31-Dec-09
U-229054	$28,735.01	USD	23-Aug-02	31-Dec-09
U-785170	$18,334.61	USD	14-Nov-02	31-Dec-09
U-785338	$504,153.35	USD	14-Nov-02	15-Nov-09
U-795697	$26,882.11	USD	3-Dec-03	31-Dec-09
U-795903	$46,012.32	USD	10-Dec-03	31-May-09
U-796363	$6,404.10	USD	22-Dec-03	31-Dec-09
U-796453	$1,017,499.41	USD	24-Dec-03	31-Dec-09
U-614421	$4,511,785.26	USD	4-Nov-04	1-Nov-09
U-617248	$97,681.95	USD	21-Dec-04	31-Dec-09
U-617249	$22,000.91	USD	21-Dec-04	31-Dec-09
U-617847	$25,157,743.18	USD	23-Dec-04	31-Dec-09
U-618601	$701,000.15	USD	3-Jan-05	31-Dec-09
U-618654	$42,926.12	USD	3-Jan-05	31-Dec-09
U-619074	$7,144,937.57	USD	11-Jan-05	31-Dec-09
U-619546	$493,007.65	USD	20-Jan-05	31-Dec-09
U-619547	$70,315.54	USD	20-Jan-05	31-Dec-09
U-619550	$197,869.00	USD	20-Jan-05	31-Dec-09
U-619551	$228,257.11	USD	20-Jan-05	31-Dec-09
U-619920	$29,344.21	USD	21-Jan-05	31-Dec-09
U-620351	$796,560.20	USD	28-Jan-05	31-Dec-09
U-620939	$377,848.19	USD	8-Feb-05	31-Dec-09
U-624094	$3,890,222.85	USD	25-Mar-05	31-Mar-09
TUTS-207855	$194,297.80	USD	17-Oct-05	30-Sep-09
TUTS-676226	$22,325,633.54	USD	1-Nov-05	30-Sep-09
TUTS-676259	$1,643,008.62	USD	10-Nov-05	15-Nov-09
TUTS-676850	$1,992,077.50	USD	6-Dec-05	31-Dec-09
TUTS-676277	$166,011.18	USD	8-Dec-05	31-Dec-09
TUTS-677125	$237,963.22	USD	13-Dec-05	31-Dec-09
TUTS-677305	$1,308.50	USD	14-Dec-05	31-Dec-09
TUTS-676995	$3,589,984.00	USD	14-Dec-05	31-Dec-09
TUTS-676997	$3,908,983.95	USD	20-Dec-05	31-Dec-09
TUTS-677454	$8,430.10	USD	21-Dec-05	31-Dec-09
TUTS-222669	$1,328,069.86	USD	22-Dec-05	31-Dec-09
TUTS-677458	$10,297,973.95	USD	22-Dec-05	31-Dec-09
TUTS-677588	$999,999.70	USD	22-Dec-05	31-Dec-09
TUTS-677414	$32,257,969.13	USD	22-Dec-05	31-Dec-09
TUTS-676275	$4,232,796.13	USD	22-Dec-05	31-Dec-09
TUTS-677681	$141,558.87	USD	6-Jan-06	31-Dec-09
TUTS-677929	$759,748.28	USD	9-Jan-06	31-Dec-09
TUTS-677908	$1,119,311.96	USD	9-Jan-06	31-Dec-09
TUTS-677928	$44,350.02	USD	9-Jan-06	31-Dec-09
TUTS-677926	$19,043.41	USD	9-Jan-06	31-Dec-09

LOC Number	LOC Amount	CURRENCY	Issue Date	Expiry Date
TUTS-677914	$1,106,817.35	USD	9-Jan-06	31-Dec-09
TUTS-677816	$588,383.29	USD	9-Jan-06	31-Dec-09
TUTS-677905	$137,577.07	USD	9-Jan-06	31-Dec-09
TUTS-677927	$138,283.97	USD	11-Jan-06	31-Dec-09
TUTS-227579	$247,014.68	USD	11-Jan-06	31-Dec-09
TUTS-677852	$630,816.42	USD	12-Jan-06	31-Dec-09
TUTS-678238	$166,886.68	USD	17-Jan-06	31-Dec-09
TUTS-678083	$223,945.61	USD	17-Jan-06	31-Dec-09
TUTS-678099	$1,222,129.01	USD	17-Jan-06	31-Dec-09
TUTS-678100	$229,587.81	USD	17-Jan-06	31-Dec-09
TUTS-678258	$140,104.47	USD	23-Jan-06	31-Dec-09
TUTS-678359	$2,036.30	USD	26-Jan-06	31-Dec-09
TUTS-678594	$192,364.20	USD	1-Feb-06	31-Dec-09
TUTS-652020	$899,718.35	USD	21-Dec-06	31-Dec-09
TUTS-652266	$74,310.94	USD	11-Jan-07	31-Dec-09
TUTS-652148	$39,484.72	USD	12-Jan-07	31-Dec-09
TUTS-652019	$4,657.60	USD	12-Jan-07	31-Dec-09
TUTS-652265	$89,007.37	USD	16-Jan-07	31-Dec-09
TUTS-652327	$250,921.13	USD	17-Jan-07	31-Dec-09
TUTS-652328	$16,676.91	USD	17-Jan-07	31-Dec-09
TUTS-652367	$556,689.28	USD	19-Jan-07	31-Dec-09
TUTS-576158	$97,605.35	USD	5-Mar-07	31-Dec-09
TUTS-578036	$631,858.12	USD	21-Dec-07	31-Dec-09
TUTS-578112	$204,459.70	USD	24-Dec-07	30-Sep-09
TUTS-578037	$738,693.47	USD	24-Dec-07	31-Dec-09
TUTS-578231	$29,215,788.97	USD	15-Jan-08	31-Dec-09
TUTS-578113	$1,758,796.28	USD	15-Jan-08	31-Dec-09
TUTS-578230	$800,616.00	USD	15-Jan-08	31-Dec-09
TUTS-578252	$484,046.94	USD	16-Jan-08	31-Dec-09
TUTS-578253	$324,191.06	USD	31-Jan-08	31-Dec-09
TUTS-578378	$248,393.82	USD	13-Feb-08	31-Dec-09
TUTS-538292	$276,906.84	USD	7-Nov-08	30-Sep-09
TUTS-538610	$213,274.51	USD	16-Dec-08	31-Dec-09
TUTS-538780	$1,777,399.89	USD	30-Dec-08	31-Dec-09
TUTS-538727	$551,330.18	USD	30-Dec-08	31-Dec-09
TUTS-538726	$237,500.22	USD	9-Jan-09	31-Dec-09
TUTS-538725	$423,883.51	USD	9-Jan-09	31-Dec-09
TUTS-538911	$2,922,500.06	USD	16-Jan-09	31-Dec-09
TUTS-538910	$53,099,999.65	USD	16-Jan-09	31-Dec-09
TUTS-538926	$245,412.52	USD	23-Jan-09	31-Dec-09
TUTS-538927	$322,637.96	USD	28-Jan-09	31-Dec-09
TUTS-539094	$307,257.05	USD	3-Feb-09	31-Dec-09
TUTS-539095	$207,469.20	USD	6-Feb-09	31-Dec-09
TUTS-539128	$121,837.96	USD	9-Feb-09	31-Dec-09
TOTAL	$235,022,124.45

FRANCE	PARTNER RE SA

LOC Number	LOC Amount	CURRENCY	Issue Date	Expiry Date
U-229774	$16,260.11	USD	27-Sep-02	31-Dec-09
U-229801	$2,361,804.98	USD	10-Oct-02	31-Dec-09
U-229803	$466,901.63	USD	10-Oct-02	31-Dec-09
U-229802	$404,298.70	USD	10-Oct-02	31-Dec-09
U-229827	$882,901.34	USD	16-Oct-02	31-Dec-09
U-229847	$40,000.52	USD	16-Oct-02	31-Dec-09
U-229782	$8,700.00	USD	26-Nov-02	31-Dec-09
TOTAL	$4,180,867.29

EUROPE	PARTNER REINSURANCE EUROPE LIMITED

LOC Number	LOC Amount	CURRENCY	Issue Date	Expiry Date
U-229784	$6,132.80	USD	27-Sep-02	31-Dec-09
U-229852	$728,800.96	USD	27-Sep-02	31-Dec-09
U-229805	$53,828.43	USD	27-Sep-02	31-Dec-09
U-229745	$43,486.22	USD	10-Oct-02	31-Dec-09
TUTS-220513	$1,319,263.26	USD	20-Dec-05	31-Dec-09
TUTS-302482	$21,071.51	USD	28-Dec-06	31-Dec-09
TUTS-711575	$4,940,059.37	USD	19-Dec-08	31-Dec-09
TUTS-712237	$6,713,122.71	USD	19-Dec-08	31-Dec-09
TOTAL	$13,825,765.27

TOTAL	$253,028,757.01